UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2018

MINDBODY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37453	20-1898451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4051 Broad Street, Suite 220

San Luis Obispo, California 93401

(Address of principal executive offices, including zip code)

(877) 755-4279

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by MINDBODY, Inc. under Items 2.01, 7.01 and 9.01 on April 2, 2018. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Booker Software, Inc. and subsidiary as of and for the years ended December 31, 2017 and December 31, 2016 and the notes related thereto and the unaudited consolidated interim financial statements of Booker Software, Inc. and subsidiary as of and for the three months ended March 31, 2018 and March 31, 2017 and notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of MINDBODY, Inc. and Booker Software, Inc. and subsidiary for the year ended December 31, 2017 and the three months ended March 31, 2018 and the notes related thereto are furnished as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants, Independent Auditor of Booker Software, Inc.

99.1	Audited consolidated financial statements of Booker Software, Inc. and subsidiary as of and for the years ended December 31, 2017 and December 31, 2016 and the notes related thereto and unaudited consolidated interim financial statements of Booker Software, Inc. and subsidiary as of March 31, 2018 and for the three months ended March 31, 2018 and March 31, 2017 and the notes related thereto.

99.2	Unaudited pro forma condensed combined financial information of MINDBODY, Inc. and Booker Software, Inc. and subsidiary for the year ended December 31, 2017 and the three months ended March 31, 2018 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDBODY, INC.

By:	/s/ Brett White
Brett White
Chief Financial Officer and Chief Operating Officer

Date: June 5, 2018